Exhibit 10.6

Contract No.： Ba154202207060015

Important Tips

According to the relevant regulations of the China Banking and Insurance Regulatory Commission and the Bank, the following behaviors are strictly prohibited by the Bank’s employees:

1. Borrow from customers;

2. Provide guarantee, verification or matchmaking for private lending;

3. Part-time job in an enterprise;

4. Borrowing transitional funds from clients’ accounts, or using my own account as transitional funds for clients;

5. Keep cards, passbook, passwords and important vouchers on behalf of customers;

6. Illegal collection from customers, forced binding or improper tie-in;

7. Accept or ask for improper benefits.

To protect the rights and interests of our customers, the Bank solemnly reminds us as follows:

All the above items are prohibited by the Bank. Any person engaged in the above activities for whatever reason is his personal behavior and does not represent the will of the Bank. Please be careful.

At the same time, Bank of Nanjing urges customers to supervise our staff. If any of the above situations are found, please report them to the Bank via email cxjb@njcb.com.cn or call 025-86775624. The Bank will maintain strict confidentiality.

 Ba1 RMB working capital loan contract

(Applicable to RMB working capital loans of legal and unincorporated organizations)

Number: Ba154202207060015

Lender (Party A) : Bank of Nanjing Co., LTD., Wuxi Branch

Borrower (Party B) : Jiangsu HUHU Electromenchanical Technology Co.,Ltd.

Party B applies for RMB working capital loan to Party A, and Party A agrees to grant the loan.In order to clarify the rights and obligations of both parties and safeguard the legitimate rights and interests of both parties, Party A and Party B hereby enter into this contract through consultation in accordance with relevant laws, regulations and rules for the purpose of compliance and execution.

Article 1 Representations and warranties

I. Representations and warranties of Party A

(I) Party A is a banking institution legally established and qualified to operate the business hereunder.

Contract No.： Ba154202207060015

(II) The signing and performance of this Contract by Party A has been approved by the competent decision maker or superior department as stipulated by law or its articles of association, and has obtained necessary, sufficient and legal authorization.

(III) Party A’s signing of this Contract is an expression of its true intention, and this Contract is legally binding on Party A.

Ii. Representations and warranties of Party B

(I) Party B undertakes that it is a legally established and validly existing legal person or unincorporated organization, and that the signing of this Contract is the expression of its true intention and is fully and fully binding on it.

(II) Party B has obtained the approval or authorization required by its articles of association or other organizational documents for signing and performing this Contract. Party B’s signing and performing this Contract does not violate applicable laws and regulations or any agreements, contracts or other legal documents binding on Party B. In addition, Party B has obtained all relevant approvals, permits, records or registrations necessary to sign and perform this Contract.

(III) Party B’s application to Party A to handle the business hereunder is true, legal and valid, and does not involve money laundering, terrorism or any other illegal purpose, nor does it violate any applicable laws, regulations and international treaties concerning economic sanctions, trade embargoes and trade controls.

(IV) Party B undertakes that its production and operation are legal and compliant, that it has sustainable operation capacity, that it has legal sources of repayment, that it has good credit standing and that it has no bad credit record.

(V) Party B undertakes to abide by the principle of good faith, and all materials provided to Party A are true, legal, complete and valid, without any errors, omissions, concealment or misleading statements inconsistent with the facts.

(VI) Party B undertakes to timely notify Party A in writing of any adverse event affecting its solvency.

(VII) Party B has read all contents of “Important Tips” on the first page of this Contract, understands and accepts the risks prompted by Party A, and is willing to actively assist Party A in supervising the behaviors of Party A’s employees.Party B undertakes not to have any improper interest relationship with any individual employee of Party A, such as fund exchange or account borrowing, and voluntarily accept the supervision of Party A.If Party B violates the above commitments, Party A shall have the right to hold Party B liable.

(VIII) Party B undertakes that during the term of the loan hereunder until the principal and interest of the loan are repaid in full, Party B shall fully meet and strictly abide by the following financial targets:

1,                   /                  ; 2.                   /                  ;

3,                   /                  ; 4.                   /                  ;

5,                   /                  ; 6.                   /                  ;

Contract No.： Ba154202207060015

Article 2 Nature of Loan

The loan under this contract is made in the third of the following ways:

(I) Borrowings within the non-credit limit and the maximum credit limit.

(II) For loans within the credit line, the Credit Contract number is    / .This contract is the specific business contract under the Credit Extension Contract, and is an effective part of the Credit Extension Contract.

(III) For loans within the maximum amount of claims, the number of the Contract for the Maximum Amount of Claims/Contract for the Maximum Amount of Claims is A0454202206140002.This contract is a specific business contract under the above Contract of Maximum Amount of Creditor’s Rights/Contract of Maximum Amount of Creditor’s Rights, and an effective part of the above Contract of Maximum Amount of Creditor’s Rights/Contract of Maximum Amount of Creditor’s Rights.

Article 3 Loan amount

The loan amount under this contract is(in words) three million yuan only (lower case)￥3,000,000.00.

Article 4 Purposes of Loan

The loan purpose under this contract is the first of the following:

(I) Working capital loan, to meet the working capital needs of Party B in production and operation, specifically to pay the installation fee.

(II) To repay old and new loans for the purpose of returning loans under     /        numbered         /        .

(III)         /        .

Party B undertakes to use the loan hereunder in strict accordance with the purposes agreed herein and shall not use the loan hereunder in any form for equity investment, stock, futures and other speculative business activities or business projects explicitly prohibited by laws and regulations of other countries or other purposes that do not conform to laws and regulations, relevant national policies and Party A’s regulations and requirements.

Article 5 Term of Loan

I. The loan period hereunder shall be from July 6, 2022 to July 5, 2023.

II. In case of any discrepancy between the start date of the loan period stipulated in the preceding paragraph and the IOU, the actual date of the loan set forth in the IOU shall prevail, and the maturity date stipulated in paragraph 1 of this Article shall be adjusted accordingly;If the loan is made in installments, the starting date of the loan period shall be the actual loan date listed in the IOU at the time of each loan, and the maturity date shall be no later than the maturity date determined at the time of the first loan and the IOU shall be the record.

The IOU is an integral part of this Contract and has the same legal effect as this Contract.

III. If Party B needs to extend the loan term, it shall submit a written application to Party A 10 days before the loan is due, and Party A shall review and decide whether to extend the loan term.If Party A approves the extension after examination, it shall sign the corresponding extension repayment agreement.

Contract No.： Ba154202207060015

Article 6 Interest rate on loan, penalty interest rate, calculation and settlement of interest

1. Interest rate of loan

(I) The loan interest rate hereunder shall be the annual interest rate, which shall be calculated by simple interest method. The interest rate shall be calculated by adding/subtraction of floating points on the basis of the quoted interest rate of 1-year (1-year / 5-year or more) loan market issued by the National Inter bank Lending Center authorized by the People’s Bank of China (hereinafter referred to as “LPR”), which shall be the first of the following:

(II) Fixed interest rate, that is, the interest rate is 3.70000%, the fixed interest rate is determined on the basis of plus (plus/minus) 0% (i.e., floating point) of the LPR 3.7 % published on June 20, 2022.The interest rate remains unchanged for the duration of the loan;If the loan is issued in installments, the interest rate of each loan issued shall apply to that interest rate.

(III) Floating interest rate: the loan interest rate shall be determined by LPR      /    (plus/minus)      /    % (i.e., floating point) on the day before the loan issuance date (the calculation formula is R1=R0±n%, where R1 is the loan interest rate, R0 is LPR, and n% is the floating point, i.e., the increase or decrease of percentage points);If the loan is issued in batches, the interest rate shall be determined at the LPR level one day before the date of each loan issuance in accordance with the aforesaid floating rules.

(2) Where the interest rate of the loan stipulated in the preceding paragraph is a floating interest rate, during the term of the loan (including after the loan is overdue), in case of any adjustment of LPR, the interest rate of the loan shall be adjusted in the     /     one of the following ways, provided that the People’s Bank of China provides otherwise:

(I) Immediate adjustment, that is, the loan interest rate shall be adjusted according to the newly published LPR and the floating rules stipulated in the preceding paragraph the next day after the LPR adjustment occurs after the loan is issued;

(II) Fixed day adjustment, that is, the loan rate shall be adjusted on the first day of each     /  (year/quarter/month) after the loan is issued, and the loan rate shall be adjusted according to the LPR of the day before the loan rate adjustment and the floating rules stipulated in the preceding paragraph;

(III) Adjustment of the corresponding date, that is, adjustment on the corresponding date of the loan issuance date of each year (if there is no corresponding date in the current year, it is the end of the corresponding month of the current year), and the loan interest rate shall be adjusted according to the LPR of the day before the loan interest rate adjustment and the floating rules agreed in the preceding paragraph.

(3) The “Loan release date” herein refers to the date on which Party A actually releases the loan to the special loan release account designated by Party B under this Contract.

(4) The “Loan interest Adjustment Day” mentioned in this Contract means the date on which the loan interest rate is adjusted in the manner agreed above in case of LPR adjustment during the term of the loan (including the overdue loan).

Contract No.： Ba154202207060015

2. Penalty interest rate

(I) If Party B fails to use the loan for the purpose agreed herein, the penalty interest rate shall be 100% above the loan interest rate agreed herein.

(II) The penalty interest rate for overdue loan under this contract shall be 50% more than the loan interest rate agreed in this contract.

(III) For the loan overdue or not used for the purpose specified in this Contract, the interest shall be charged at the penalty interest rate from the date when the loan is overdue or not used for the purpose specified in this Contract until the principal and interest are repaid.Interest and penalty interest that cannot be paid on time shall be compounded at the penalty interest rate.

3. Interest accrual

The interest on the loan shall be calculated from the date of issuance of the loan.The loan under this contract is subject to daily interest rate, daily interest rate = monthly interest rate /30, monthly interest rate = annual interest rate /12.If Party B fails to pay the interest on schedule, the interest will be compounded from the next day.

4. Interest settlement

(I) For loans with a fixed interest rate, the interest shall be calculated at the agreed rate of interest at the time of settlement.For loans subject to floating interest rates, the interest shall be calculated at the interest rate determined in the current period of each floating period;If there are multiple interest rate fluctuations in a single interest period, the interest of each floating period shall be calculated first, and the interest of each floating period shall be calculated by adding up the interest of each floating period on the settlement date.

(II) The loan under this contract shall be settled monthly (monthly/quarterly),the interest settlement date is fixed as the 20th day of each month (month/quarter).

Article 7 Loan Guarantee

1. For the debts hereunder, including but not limited to the loan principal, interest (including compound interest and penalty interest, the same below), liquidated damages, damages, expenses incurred by Party A to realize the debt and other amounts payable by Party B as agreed herein, the following guarantors shall provide Party A with one or more of the following guarantees:

(I) Yujun Xiao and Yinglai Wang shall, as the guarantor, provide the joint and several liability guarantee and sign the corresponding guarantee contract with Party A or the guarantor shall issue the relevant guarantee certificate and letter of commitment.

(II) As the mortgagor,    /    shall provide mortgage guarantee with the property owned or legally entitled to dispose of the mortgagor, and sign the corresponding mortgage contract with Party A or issue the relevant guarantee letter by the mortgagor.

(III) As the pledgor,    /    shall provide the pledge guarantee with the movable property or rights or other legal property owned or legally entitled to dispose of by the pledgor, and sign the corresponding pledge contract with Party A or issue the relevant guarantee letter by the pledgor.

2. If the guarantor signs a guarantee contract with Party A or provides a unilateral guarantee promise to guarantee Party B’s debts hereunder although it is not listed herein, it shall constitute the guarantor’s effective guarantee for the debts hereunder.

Contract No.： Ba154202207060015

3. If there is any change in the guarantee hereunder that is not conducive to the realization of the guarantee of Party A’s claims, Party B shall provide other guarantees recognized by Party A as required.

4. “Expenses incurred by Party A to realize the creditor’s rights” in this Contract shall include but not limited to attorney’s fee, litigation fee, arbitration fee, appraisal fee, property preservation fee, execution fee, notary fee, evaluation fee, auction fee, notice fee, delivery fee, travel expense, insurance premium, storage fee, inquiry fee, deposit fee, transfer fee and tax fee, remittance fee, storage guarantee property and realization The expense of security interest, etc.

Article 8 Loan issuance and payment

I. Preconditions for loan issuance

(I) Party A may issue the loan if the following conditions are met:

1. This Contract has come into force.

2. Party B has completed the approval, registration, delivery and other procedures related to the loan hereunder in accordance with relevant laws and regulations.

3. If there is a guarantee in this Contract, the guarantee contract meeting Party A’s requirements has come into force and the guarantee right has been legally established.

4. Party B shall submit to Party A a withdrawal application in written form or by digital message in accordance with Party A’s requirements.

5. The purpose for which Party B applies for the withdrawal shall comply with provisions hereof.

6. Party B shall submit the following documents to Party A if the withdrawal applied for by Party B shall be paid by the trustee according to the Contract:

(1) Authentic, complete and valid payment application and payment authorization;

(2) Original documents or copies stamped with Party B’s official seal for the purpose of the withdrawal, including but not limited to the transaction contract, goods documents, joint visa, payment documents, certificates of the replaced financing, etc.;

(3) Other materials required by Party A.

7. If the withdrawal applied by Party B is made by independent payment as agreed herein, Party B shall submit the materials required by Party A to Party A.

8. The covenants, warranties and representations made by Party B herein are continuously, truthfully and effectively.

9. Party B does not have any breach that has occurred and continues to occur, and the loan to be drawn will not cause any breach.

10. Party B does not have any events or circumstances that have a material adverse impact on Party A’s claims.

11. Other preconditions agreed by the parties:       /        .

(II) Party B acknowledges and accepts that Party A has the right to adjust, modify and supplement the preconditions of loan issuance hereunder in accordance with laws, regulations and rules in light of changes in Party B’s credit, changes in the guarantee conditions hereunder and changes in relevant laws, regulations and market.

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II. Withdrawal application

Party B shall submit a written withdrawal application as required by Party A to Party A at least five banking days in advance (see the appendix hereto for the style).The withdrawal application shall state the withdrawal date and amount, and the withdrawal date shall be Party A’s working day. The sum of the withdrawal amount and the loan amount issued shall not exceed the loan amount in this contract; otherwise, Party A has the right to refuse to issue the loan.

The written withdrawal application signed and submitted by Party B is irrevocable, provided that if Party B submits a new withdrawal application to Party A before Party A actually makes the payment, the earlier withdrawal application shall become invalid and the later withdrawal application shall prevail, which shall still meet the requirements of this Contract.

III. Special account for loan issuance

Party B irrevocably authorizes Party A to transfer the loan hereunder to the following special loan issuance account, which means that Party A has fulfilled its obligation to issue the loan to Party B in accordance with the agreement.

Bank of deposit: Bank of Nanjing, Wuxi Branch

Account Name: Jiangsu HUHU Electromenchanical Technology Co.,Ltd.

Account Number: 0401210000002160

Party A has the right to monitor the above accounts, and Party B has the obligation to accept and cooperate with Party A to monitor the above accounts.

If Party A requires Party A to issue an IOU for the loan under this Contract, Party B shall issue the IOU on time as required by Party A, which is an integral part of this Contract.

Iv. Loan payment

(I) Party B shall pay the loan under this contract in the first way of the following :

(1) Payment by trustee shall be adopted in all cases;

(2) All payments shall be made independently;

(3) Entrusted payment shall be adopted for a single amount of funds exceeding / thousand yuan;

(4)       /       .

“Entrusted payment” in this contract means that Party A, based on Party B’s withdrawal application and payment authorization, pays the loan to Party B’s transaction object conforming to the purpose agreed in this Contract through a special account issued by the loan.Independent payment means that Party A shall, according to Party B’s withdrawal application, release the borrowed funds to the above-mentioned special account for the issuance of the borrowed funds, and Party B shall independently pay the borrowed funds to Party B’s transaction objects conforming to the purposes agreed herein.

Contract No.： Ba154202207060015

(II) In case of entrusted payment, Party B shall submit to Party A a true, complete and valid application for payment and a business contract corresponding to the purpose of the loan hereunder and other supporting materials. After Party A’s examination and approval, the borrowed funds shall be paid to Party B’s transaction partner through the special account for the loan issued above.If Party B fails to submit the above documents as required or the payment application is not in line with the loan purpose agreed in the contract, Party A shall have the right to refuse Party B’s fund payment.

In the case of independent payment, Party B shall regularly summarize and report to Party A the payment and use of the borrowed funds, and Party A shall have the right to check whether the loan payment conforms to the purposes agreed herein by means of account analysis, voucher inspection or on-site investigation.

Article 9 Supervision of fund return accounts

Party B shall open or designate the following special fund withdrawal account with Party A and provide Party A with the information of the funds in and out of the account in a timely manner.Party A shall have the right to supervise the account, and Party B shall actively cooperate with Party A to check the flow of funds in and out of the account and provide relevant information as required by Party A.

Bank of deposit: Bank of Nanjing, Wuxi Branch

Account Name:Jiangsu HUHU Electromenchanical Technology Co.,Ltd.

Account Number: 0401210000002160

Party B undertakes and irrevocably authorizes Party A to withdraw the loan under this contract in advance according to Party B’s fund collection situation.

Article 10 Repayment of the loan

I. Party B shall pay the interest due to Party A on the settlement date.The first Coupon Payment date is the first interest settlement day after the loan issuance.Interest follows capital at maturity.

Ii. Party B shall repay the loan principal in accordance with the first term of the following :

(1) The principal shall be repaid once due.

(2) Repay the principal in installments. The principal repayment plan is:

     /    year      /     month      /    day      /   thousand yuan;

     /    year      /     month      /    day      /   thousand yuan;

     /    year      /     month      /    day      /   thousand yuan;

     /    year      /     month      /    day      /   thousand yuan;

     /    year      /     month      /    day      /   thousand yuan;

     /    year      /     month      /    day      /   thousand yuan.

(3)                                                                   /                                                                  .

Iii. Party B shall, prior to the repayment date agreed herein, prepare sufficient amount due for the current period in the following repayment account opened by Party A and irrevocably authorize Party A to deduct the corresponding amount from the repayment account to pay off the principal and interest of the loan hereunder.If the loan is due on a non-banking working day, it will be postponed to the next banking working day.

Contract No.： Ba154202207060015

Bank of deposit: Bank of Nanjing, Wuxi Branch

Account Name: Jiangsu HUHU Electromenchanical Technology Co.,Ltd.

Account Number: 0401210000002160

Iv. If Party B fails to perform its obligations as stipulated in the preceding paragraph, Party A shall have the right to withhold funds from any account opened by Party B in Bank of Nanjing Co., LTD. (including any branch offices) (including but not limited to current deposit account, time deposit account, national debt account, etc.) for the repayment right, and Party B shall bear the losses of interest, service charges, exchange and other losses arising from the withholding.

V. If the payment made by Party B is insufficient to pay off all debts hereunder, the payment shall be made in the following order: (I) Expenses incurred by Party A to realize the claims;(II) The loan interest (including penalty interest and compound interest) and other payments due (including but not limited to liquidated damages, damages, etc.) shall be repaid in the order of maturity;(III) Principal of loan.However, Party A has the right to unilaterally decide to change the foregoing payment order.

Article 11 Repay the principal in advance

I. If Party B returns the principal in advance, it shall submit a written application to Party A 5 working days in advance, and may repay part or all of the principal in advance with Party A’s approval.The interest of Party B’s early repayment shall be calculated according to the amount of the repayment, the actual days of the payment and the loan interest rate agreed herein, and the corresponding interest shall be settled at the same time.

Ii. After Party B repays the principal in advance, the loan that has not been repaid shall still be paid at the loan interest rate agreed herein.

Article 12 Credit inquiry

Party B irrevocably authorizes Party A to: When Party B applies for the loan under this Contract and during the term of the loan business, Party A shall have the right to inquire, print, save and use Party B’s credit report and detailed information in the Financial Credit Information Basic Database of the People’s Bank of China and/or the Enterprise Comprehensive Information Management System of Jiangsu Province (hereinafter referred to as the “Credit Information Management Agency”). At the same time, Party B irrevocably authorizes Party A to submit Party B’s basic information, credit information, guarantee information and other credit information, including but not limited to Party B’s basic information, credit information, guarantee information and other credit information (including the information caused by the failure to timely perform the contract obligations and other breaches that may cause negative impact) to the credit investigation management authority.Party B agrees that if the record is overdue for more than one year, the information will be submitted to the enterprise Credit Information Basic Database of Jiangsu Province through the Comprehensive Information Management System of Jiangsu Province.

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Party A shall have the right to make an independent judgment on the credit investigation status of Party B. If Party A believes that the credit investigation status of Party B is poor or declining, Party A shall have the right to stop issuing financing to the debtor, withdraw the already issued financing in advance, require Party B to provide other guarantees recognized by Party A or take other measures as agreed in this Contract.

Article 13 Anti-money laundering clause

I. Party B undertakes that Party B and its business entities shall not participate in money laundering, terrorist financing, tax evasion, fraud and other illegal and criminal activities, and shall cooperate with Party A to carry out investigation and provide relevant information in a timely manner when anti-money laundering laws and regulations/regulatory inspection and cooperation are required or when Party A finds that Party B’s behavior or transaction is abnormal or suspected of violating applicable international sanctions. Ensure the accuracy, authenticity and completeness of relevant information.

Ii. Party B undertakes that the down payment, first installment, repayment funds (including but not limited to monthly payment, scheduled repayment, overdue repayment, etc.), all kinds of deposits (including but not limited to deposits provided by Party B/guarantors or any third party), sources of funds such as fees, sources of credits/pledges provided and purposes of the loan involved in the process of borrowing or repayment from Party A are legal and compliant There is no suspicion of money laundering, terrorist financing, tax evasion, fraud and other illegal activities.

Iii. If Party B violates any of the above terms, Party A shall immediately stop providing services to Party B without notice and shall be deemed as Party B in breach of the contract, and Party A shall have the right to take such measures as agreed herein, including declaring the loan to expire in advance.

Iv. If Party A finds or has reasonable grounds to suspect Party B of money laundering, terrorist financing, tax evasion and other illegal activities, Party A may take necessary money laundering risk control measures, including but not limited to shutting down the function, suspending the quota, declaring the loan due early and so on. Party B shall be fully liable for the costs incurred by Party A due to the risk control measures taken by Party A or the losses caused to Party A by Party B’s failure to perform the anti-money laundering obligations or improper behaviors.

Article 14 Rights and Obligations of Party B

I. Party B shall have the right to ask Party A to issue the loan in accordance with this Contract if it meets the withdrawal conditions agreed herein.

Ii. If Party A requires Party B to issue a Promissory Note, Party B shall promptly issue it as required by Party A.

Iii. Party B shall use the loan according to the purpose of the loan agreed herein, shall not misappropriate the loan, shall not use the loan in any form for equity investment, stock, futures and other speculative business activities or business projects explicitly prohibited by laws and regulations of other countries or other purposes that do not conform to laws and regulations, relevant national policies and Party A’s regulations and requirements. The principal and interest of the loan and other expenses agreed herein shall be repaid in full and on schedule as agreed herein.

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Iv. Party B undertakes to use the loan in strict accordance with the payment terms agreed herein, actively cooperate with and consciously accept Party A’s inspection, supervision and management of the loan payment hereunder, and timely and completely provide the records and materials of the use of the loan funds as required by Party A.

V. Party B shall strictly abide by the financial indicators promised by it.

Vi. Without Party A’s consent, Party B shall not repay the loan in advance.

Vii. Party B shall obtain the consent of Party A before implementing such matters as division, transformation, merger, termination, joint venture, equity transfer, foreign investment and substantial increase of debt financing.

Viii. Party B shall actively cooperate with and consciously accept Party A’s inspection and supervision of its production and operation, finance and use of loans hereunder, and shall provide relevant financial and accounting information and production and operation information as required by Party A, including but not limited to: If Party B is a listed company or an unlisted public company, it shall provide Party A with the balance sheet, profit and loss statement, cash flow statement and other financial information within 10 working days from the date of information disclosure as required by relevant regulatory regulations;If Party B is any entity other than the foregoing, it shall, within the first 10 working days of the first month of each quarter, provide Party A with the balance sheet at the end of the previous quarter, the income statement (the income and expenditure statement for the public institution) and the cash flow statement at the end of each year.Meanwhile, Party B shall timely provide the financial statements audited by the audit institution approved by Party A every year and shall be responsible for the authenticity, legality, integrity and validity of the materials provided by Party A.

Party B undertakes that all financial and accounting materials provided by it conform to Chinese laws and regulations and truthfully, completely and fairly reflect its financial position.

Ix. Party B shall perform the following notification obligations:

(I) Party B shall notify Party A in writing within 3 days after the occurrence or potential occurrence of the following events:

1. Deterioration of the operating financial condition of Party B or any guarantor, which affects or may affect its debt repayment ability;

2. Party B or any guarantor is involved or may be involved in litigation or arbitration proceedings or other legal disputes;

3. Party B’s name, legal representative (responsible person), domicile and contact telephone number are changed;

4. Directors, senior managers and actual controllers of Party B or any guarantor are involved in major cases or economic disputes or cannot be contacted or interviewed;

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5. Other matters affecting or likely to affect Party B’s solvency occur to Party B or any guarantor.

(II) Party B shall notify Party A in writing 30 days prior to the occurrence or potential occurrence of the following events:

1. Division, transformation, merger, termination, joint venture, equity transfer, foreign investment, substantial increase of debt financing, etc.;

2. Change of business scope and registered capital of Party B;

3. The top five shareholders and actual controllers of Party B’s capital contribution or share holding have changed;

4. Party B changes the debt terms with other financial institutions or other interest-bearing financing, pays off long-term debts in advance, and pays back large amounts owed to shareholders or investors;

5. Party B is unable to pay the debts due, carry out debt restructuring, enter or will enter into closure, rectify, liquidation, bankruptcy, dissolution or similar legal procedures.

(III) In case of the above events, Party B shall properly carry out the debt repayment hereunder and shall be obliged to provide other guarantees approved by Party A as required by Party A.

X. Party B knows and agrees that if Party B uses Party A’s online banking, mobile banking and other electronic channels to conduct business, it shall be deemed to have accepted the relevant business rules of Party A’s electronic channels and shall undertake to comply with the relevant business rules of Party A.otherwise, Party B shall be deemed to have breached the contract and Party A shall have the right to take relevant measures as agreed herein.

Xi. Party B knows and agrees to strengthen the management of environmental and social risks. Party A has the right to supervise the management of Party B’s environmental and social risks and serve as an important basis for the allocation of financing funds. If required by Party A, Party B shall submit an environmental and social risk management report, otherwise Party B will be deemed to have breached the contract.

Xii. Party B shall not refuse to perform its obligations hereunder on the grounds of disputes with any third party.

Xiii. Other rights and obligations enjoyed and undertaken in accordance with laws, regulations, rules and other provisions and provisions of this Contract.

Article 15 Rights and Obligations of Party A

I. Subject to the conditions set forth herein, Party A shall issue the loan to Party B in accordance with the provisions hereof, except for the delay not caused by Party A.

Ii. Party A has the right to withdraw all or part of the principal and interest of the loan in accordance with this Contract or in advance.

Iii. Party A shall have the right to inspect and supervise Party B’s production, operation and financial conditions, and to obtain Party B’s plan statistics, financial and accounting statements and other relevant materials. Party A’s inspection and supervision may be conducted in a combination of regular and irregular, on-site and off-site manner.

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Iv. Party A shall have the right to participate in Party B’s financing, asset sale, merger, division, joint-stock transformation, bankruptcy liquidation and other activities, and Party B shall actively cooperate and consciously assist.

V. If Party B owes Party A several debts (including but not limited to the debts hereunder), and Party B’s payment is insufficient to pay off all the debts, Party A shall decide the debts to be paid by Party B, and Party B is aware of and agrees with this.

Vi. Other rights and obligations to be enjoyed and undertaken in accordance with laws, regulations, rules and other provisions and provisions of this Contract.

★★Article 16 Handling of breach of contract and events affecting the security of Party A’s creditor’s rights

I. Any of the following circumstances shall constitute Party B’s breach under this Contract or affect the security of Party A’s creditor’s rights:

(I) If Party B fails to use the loan according to the purpose agreed herein, it misappropriates the funds or uses the funds to engage in illegal or illegal transactions;

(II) Party B fails to pay the loan funds in the manner agreed herein or avoids the entrusted payment in any form;

(III) Party B fails to pay off any financing principal, interest (including penalty interest and compound interest), expenses or other funds as agreed herein;

(IV) If Party B breaches the financial targets (if any) agreed herein, Party A believes that the security of its creditor’s rights will be affected;

(v) Party B refuses to accept or cooperate with Party A’s supervision and inspection of the use of the borrowed funds and relevant business financial activities;

(VI) Party B fails to obtain the consent of Party A before implementing such matters as division, transformation, merger, termination, joint venture, equity transfer, foreign investment and substantial increase of debt financing;

(VII) Party B breaches any representations, warranties and commitments hereunder, or breaches other obligations hereunder;

(VIII) Party B provides false materials with no real trade or transaction background or conceals business financial facts;

(IX) Party B or the guarantor evades debts through affiliated transactions or other means, or has any bad credit record;

(x) Party B uses any false contract or arrangement with any third party to extract funds or credit from Party A or other banks, including but not limited to bank discount or pledge of bills receivable and accounts receivable with no real trade background;

(XI) Failure of Party B, the guarantor or its affiliates to perform debts with Party A or institutions at all levels of Bank of Nanjing Co., LTD., or any other third party;

Contract No.： Ba154202207060015

(XII) If the guarantor under this Contract violates laws, regulations, rules and other provisions or the agreement of the guarantee contract, or the guarantee is not effective, invalid, revoked or terminated, or the guarantor or the pledge is not in favor of the creditor’s rights of Party A (including but not limited to significantly reduced value, loss, ownership dispute, transfer, sealing, seizure, freezing or disposal), Or the guarantor refuses to perform its security obligations;

(XIII) The transfer of assets by Party B, the guarantor or its affiliates or its legal representative, management or actual controller, which Party A deems to affect the security of its creditor’s rights;

(XIV) Party B, the guarantor or its affiliates or its legal representatives, management and actual controllers have or may be involved in litigation or arbitration cases, or have been or may be subject to any form of punishment or compulsory measures by administrative, law enforcement or judicial authorities;

(XV) Party B or any guarantor shall stop paying the debts due or admit the inability to pay the debts due, or carry out restructuring negotiations on the debts owed by Party B;Party B or the Guarantor is closed for rectification, dissolution, bankruptcy or other events or negative information to the detriment of Party B or the Guarantor;

(XVI) Party B or the legal representative or actual controller of the guarantor cannot contact or make an appointment;

(XVII) If the next notice under this contract actually occurs, Party A believes that it will affect the security of its creditor’s rights;

(XVIII) The security of Party A’s creditor’s rights may be affected if Party B fails to take effective countermeasures due to changes in national credit policies and market environment that are unfavorable to Party A’s creditor’s rights;

(XIX) Other matters in violation of laws, regulations, rules and other provisions or provisions of this Contract.

Ii. If Party B has any of the above breach events or any of the events affecting the security of Party A’s debt, Party A shall have the right to exercise one or more of the following rights:

(I) Require Party B or the guarantor to correct the breach within a time limit;

(II) Require Party B to immediately make up 100% of the financing amount issued hereunder/pay the security deposit;

(III) Party B shall be required to provide other guarantees recognized by Party A;

(IV) Change the loan payment method or stop the loan fund payment approved by Party B;

(v) Declare the creditor’s rights under this contract to be due in advance, and require the guarantor to perform the guarantee responsibility or exercise the right of mortgage or pledge or direct deposit to pay off debts or exercise other guarantee rights;

Contract No.： Ba154202207060015

(VI) The funds of Party B in the accounts opened by Party A or the Bank of Nanjing Co., Ltd. at all levels (including but not limited to margin account, current account, time account, national debt account, etc.) are withheld for the right of debt repayment. Party B shall bear the losses of interest, service charges, exchange and other losses arising from the withholding and the collection items are foreign currencies. The repayment amount shall be converted into RMB according to Party A’s system listed exchange rate on the collection date;

(VII) Require Party B to assume the liability for breach of contract and compensate Party A for any losses and expenses incurred thereby and expenses incurred by Party A to realize the creditor’s rights;

(VIII) to adopt measures for preservation;

(XIV) Exercising other rights that can be exercised by laws, regulations, rules and provisions of this Contract.

Article 17 Application of laws and dispute settlement

I. This Contract is concluded in accordance with the laws of the People’s Republic of China and shall be governed by the laws of the People’s Republic of China.

Ii. Any dispute arising out of or in connection with this Contract may be settled through negotiation.If no agreement can be reached through negotiation, it shall be settled in the first way of the following :

(1) File a lawsuit with the people’s court having jurisdiction in the place where Party A is domicile.

(2) shall be submitted to / Arbitration Commission (place of arbitration: / ) for arbitration in accordance with the Commission’s arbitration rules in effect at the time of applying for arbitration.The arbitration shall be final and binding upon both parties.

Iii. If the parties have agreed otherwise on the litigation jurisdiction, it shall be separately agreed in “Other Agreed Matters” hereof.

Iv. During the litigation or arbitration period, the provisions of this Contract that do not involve disputes shall still be performed.

Article 18 Effectiveness, alteration and termination of the Contract

I. Both parties agree that Party A shall sign this Contract in the form of electronic signature or physical seal, and Party B shall sign this Contract in the form of physical seal.Party A’s electronic signature and physical seal shall have the same legal effect. Party B recognizes the validity and evidential effect of the relevant data messages (including but not limited to the electronic contracts generated and recorded by Party A’s system) generated by Party A’s electronic signature and signed by Party A in this Contract.

Ii. If Party A signs this Contract by electronic signature, this Contract shall come into force on the date when Party A’s electronic signature is printed on this Contract and Party B’s legal representative (responsible person) or authorized agent signs or affixes the name seal and affixes the official seal or special contract seal of Party B. Party B may log in to Party A’s official website (www.njcb.com.cn) and other channels confirmed and published by Party A to verify the relevant information of this Contract.If Party B has any questions, it may consult Party A’s business outlets or call Party A’s customer service hotline: 95302;If Party A signs this Contract with a physical seal, this Contract shall come into force on the date when Party A’s legal representative (responsible person) or authorized agent signs or seals and affixing Party A’s official seal or special contract seal, and Party B’s legal representative (responsible person) or authorized agent signs or affixing its official seal and affixing Party B’s official seal or special contract seal.

Contract No.： Ba154202207060015

Iii. After this Contract comes into force, neither party shall modify or terminate this Contract unless otherwise agreed herein. If such modification or termination is necessary, both parties shall reach a written agreement through consultation.The terms of this contract shall remain valid until a written agreement is reached.

Article 19 Notice and Service

I. The address, email address, telephone number, legal representative (responsible person) or authorized agent specified by Party B on the signature page shall serve Party B’s documents:

Ii. Party B agrees that all notices, correspondence, agreements, materials and other documents sent by Party A to Party B hereunder shall be deemed to have been delivered by personal delivery, post, express delivery, fax, telephone, SMS or email in accordance with the service information mentioned in the preceding paragraph.

Iii. After disputes arising from Party B’s business go through the procedures of third-party mediation, arbitration or court, the relevant legal documents sent by the third-party mediation agency or court or arbitration agency shall be deemed to have been served by personal delivery, post or express delivery in accordance with the aforementioned service information.

Iv. Party B shall, within three days, notify Party A, the People’s Court or arbitration institution or a third party mediation institution in writing of any change in the information delivered by any of the documents.Until Party A, the people’s court or the arbitration institution or the third party mediation institution receives the written notice of change, the documents served in accordance with the information mentioned in Paragraph 1 of this Article shall be deemed to have been effectively served.

V. In case of any discrepancy between the service information provided herein and the separately signed “Confirmation of Service Address”, the separately signed “Confirmation of Service Address” shall prevail.

Article 20 Other agreed matters

I. All annexes and legal documents related to the performance of this Contract are integral parts of this Contract and have the same legal effect as this Contract.

Ii. If Party B voluntarily accepts and agrees that the loan hereunder is issued by Party A or any institution of Bank of Nanjing Co., LTD., Party A shall be deemed to have performed the loan issuance obligation hereunder and Party B shall have no objection to this.

Iii. Party A’s rights under this Contract shall not exclude or limit Party A’s other rights under laws or other contracts.No non-exercise, partial exercise or delay in the exercise of any right by Party A shall constitute a waiver or partial waiver of such right, unless stated in writing by Party A.

Contract No.： Ba154202207060015

4.Iv.                   /

Article 21 Supplementary Provisions

I. This Contract is made in duplicate, with one held by Party A and one held by Party B. If this contract is guaranteed, the registration and recording department shall hold / copy and each copy shall have the same legal effect.

Ii. Matters not covered herein shall be handled in accordance with relevant national laws, regulations and rules.

(The following text is left blank)

Contract No.： Ba154202207060015

(There is no text in this page, which is the signing page of the Renminbi Working Capital Loan Contract numbered :Ba154202207060015)

Party A
Party A: Bank of Nanjing Co., LTD., Wuxi Branch (Seal) Date of signing: July 6，2022	Legal Representative (responsible person) (signature and seal) : (or authorized agent) : Address: Postal Code: Contact Number:
Party B is a legal or unlegal organization
Party B has read all the terms of this Contract, especially the contents in bold, underlined and marked with special symbols.At the request of Party B, Party A has made corresponding clauses in this Contract.Party B has fully known, fully understood and voluntarily accepted the meaning of this contract and the corresponding legal consequences.
Party B’s name: Jiangsu HUHU Electromenchanical Technology Co.,Ltd. (Seal) Date of signing: July 18, 2022

Legal Representative (responsible person) (signature and seal) :

(or authorized agent) :

Address of delivery:A3-1208,Tian An Intelligent Park, 228 Linghu Ave,Xinwu

District , Wuxi City , China

Zip code: 214000

Contact number: 18306180110

Email Address:

Contract No.： Ba154202207060015

Attachment:

Application for withdrawal

Bank of Nanjing Co., LTD. Wuxi Branch:

According to the RMB Working Capital Loan Contract (hereinafter referred to as the “Loan Contract”) signed by our company and your bank numbered Ba154202207060015, we hereby submit an irrevocable withdrawal application to your bank:

1. The amount of withdrawal applied for this time is three million yuan only (in words), and the date of application for withdrawal is July 18, 2022.If the withdrawal is the first withdrawal under the loan contract, the start date of the loan period stipulated in the loan contract is inconsistent with the loan promissory note, the actual loan date in the loan promissory note at the time of the first loan shall prevail, and the loan maturity date stipulated in the loan contract shall be adjusted accordingly.If the draw-down is the second or subsequent draw-down under the Loan contract, the starting date of the loan period shall be the actual draw-down date set forth in the Loan IOU at the time of the loan, and the maturity date shall be no later than the maturity date determined at the time of the first loan and the loan IOU shall be the record.

2. Our company understands and recognizes that your bank has the right to approve the application of our company, and your bank’s payment of funds to the special account for loan issuance as agreed in the contract shall be the performance of the loan contract and this application for withdrawal.

3. Our company confirms that all loan funds will be used for the purposes mentioned in the loan contract, and promises to perform all obligations in accordance with the loan contract, and ensure that the principal and interest will be paid in full on time.

4. Our unit confirms that the promises and statements in the loan contract are still true and effective on the date of this application.

5. Our company confirms that there is no event of default on the date of submission of this application.

6. The terms and conditions of the loan contract shall be included in and form an integral part of this withdrawal application.

Hereby request.

Borrower (Seal) : Jiangsu HUHU Electromenchanical Technology Co.,Ltd.

Legal representative or authorized agent (signature) :

July 18, 2022